UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 28, 2019

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RED VIOLET, INC.

(Exact name of Registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation or organization)	001-38407 (Commission File Number)	82-2408531 (I.R.S. Employer Identification Number)

2650 North Military Trail, Suite 300, Boca Raton, FL 33431
(Address of principal executive offices)

561-757-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	RDVT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 1.01.Entry into a Material Definitive Agreement.

On August 28, 2019, Red Violet, Inc. (the “Company”) entered into a definitive securities purchase agreement (the “Agreement”) with certain investors (the “Purchasers”) for the purchase and sale of an aggregate of 681,000 shares of the Company’s common stock in a registered direct offering for gross proceeds of $7,491,000. The purchase price to be paid by the Purchasers is $11.00 per share.  The Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. The foregoing summary of the terms of the Agreement is subject to, and qualified in its entirety by, such document, which is incorporated herein by reference.

The 681,000 shares of common stock were offered and sold, and will be issued, pursuant to the Prospectus Supplement, dated August 28, 2019, to the Prospectus included in the Company’s Registration Statement on Form S-3 (Registration No. 333-233025) filed with the Securities and Exchange Commission (“SEC”) on August 5, 2019 (the “Registration Statement”) and declared effective by the SEC on August 9, 2019.

The Company intends to use the net proceeds from the sale of the shares to accelerate market expansion through new investment in sales, product development, and marketing, as well as for working capital and other general corporate purposes.  The Company has no intention of accessing any additional funds under the Registration Statement.

The net proceeds to the Company from the offering, after deducting estimated offering expenses, is approximately $7,461,000. The registered direct offering is expected to close on or before August 29, 2019, subject to customary closing conditions.

Item 8.01.Other Events.

The opinion delivered to the Company by Akerman LLP in connection with the sale of an aggregate of 681,000 shares of the Company’s common stock pursuant to the Agreement is being filed herewith in accordance with the requirements of Item 601(b)(5) of Regulation S-K under the Securities Act of 1933 and is incorporated by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-233025).

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.Exhibits

5.1Opinion of Akerman LLP

10.1Securities Purchase Agreement, dated as of August 28, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Violet, Inc.

Date: August 28, 2019	By:	/s/ Derek Dubner
Derek Dubner Chief Executive Officer (Principal Executive Officer)